EXHIBIT 99.1

HC2 Announces Avie Glazer to be Included on Slate of Director Nominees at 2020 Annual Meeting of Stockholders

Glazer to be Appointed Chairman, if Elected to the Board at the Annual Meeting

NEW YORK, April 21, 2020 (GLOBE NEWSWIRE) -- HC2 Holdings, Inc. (“HC2” or the “Company”) (NYSE: HCHC), a diversified holding company, today announced that it will include Avram A. “Avie” Glazer of Lancer Capital, LLC (“Lancer Capital”), a stockholder representative and owner of approximately 5.3% of the Company’s outstanding shares of common stock, on its slate of director nominees at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”). If elected at HC2’s Annual Meeting, Mr. Glazer will be appointed Chairman of the Board of Directors (the “Board”), as part of the Board’s ongoing refreshment efforts and commitment to incorporating stockholder feedback and to maximizing value for all stockholders.

“The Board is pleased to include Avie on our slate of director nominees for the 2020 Annual Meeting. We are excited to have a new, independent and high quality nominee potentially join and lead our Board as part of our ongoing refreshment efforts,” said Warren H. Gfeller, interim Chairman of HC2’s Board of Directors. “As the interim Chairman, I look forward to the opportunity to work with Avie, if elected, and believe his addition will complement our Board’s skills and experiences. The Board determined that Avie should assume the Independent Chairman role if elected at the Annual Meeting, as his sterling track record of creating shareholder value is well established in the market, and the alignment of his interests with HC2 stockholders ensures his complete independence and the ability to vigorously oversee HC2’s management and corporate strategy.”

“I am pleased to include Avie Glazer on our slate of director nominees, and look forward to welcoming him to the Board,” said Philip A. Falcone, President and Chief Executive Officer of HC2. “Not only does Avie bring great business acumen, a track record of creating shareholder value, and expertise in key areas such as operations, strategy implementation and talent acquisition, honed during his successful career as a public company CEO, but he also brings decades of experience of public company board leadership, co-chairing the board of a complex, multi-billion dollar company. I am confident that Avie’s counsel will significantly contribute to HC2’s efforts to continue improving its capital structure while executing on its long-term strategic plan to deliver value to our fellow stockholders.”

“As a significant HC2 stockholder, I believe in the transformation of HC2 into a growth and innovation company. I look forward to joining them to further this mission as a director representing the long-term interests of HC2 stockholders and am honored to be included on HC2’s slate of director nominees for election at its upcoming Annual Meeting,” said Mr. Glazer, principal of Lancer Capital. “I also look forward to putting all distractions behind the Company and enabling the team to focus on building long-term value for all stockholders. I support HC2’s strategy to create long-term, sustainable value.”

On January 28, 2020, Lancer Capital and Mr. Glazer filed a Schedule 13G with the U.S. Securities and Exchange Commission disclosing that Lancer Capital was the beneficial owner of 3,034,621 shares of Common Stock, approximately 6.5% of shares outstanding at the time, including 456,621 shares of Common Stock issuable upon conversion of $2,000,000 principal amount of the Issuer’s 7.5% Convertible Senior Notes due 2022.

Mr. Glazer is the principal of Lancer Capital. Mr. Glazer currently serves as Executive Co-Chairman and Director of Manchester United Plc (NYSE: MANU), as well as a director of Red Football Limited and Co-Chairman of Manchester United Limited. Mr. Glazer served as President and Chief Executive Officer of Zapata Corporation, a U.S. public company between from March 1995 to July 2009 and Chairman of the board of Zapata Corporation from March 2002 to July 2009. In addition to his professional experience, Mr. Glazer received a business degree from Washington University in St. Louis in 1982. He received a law degree from American University, Washington College of Law in 1985.

About HC2 Holdings, Inc.

HC2 Holdings, Inc. (NYSE: HCHC) is a publicly traded diversified holding company, which seeks opportunities to acquire and grow businesses that can generate long-term sustainable free cash flow and attractive returns in order to maximize value for all stakeholders. HC2 has a diverse array of operating subsidiaries across multiple reportable segments, including Construction, Energy, Telecommunications, Life Sciences, Broadcasting, Insurance and Other. HC2’s largest operating subsidiary is DBM Global Inc., a family of companies providing fully integrated structural and steel construction services. Founded in 1994, HC2 is headquartered in New York, New York. Learn more about HC2 and its portfolio companies at www.hc2.com.

Cautionary Statement Regarding Forward-Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This communication, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might” or “continues” or similar expressions. The forward-looking statements in this communication include, without limitation, any statements regarding our expectations regarding building stockholder value, future cash flow, longer-term growth and invested assets, the timing or prospects of any refinancing of HC2’s remaining corporate debt, any statements regarding HC2’s expectations regarding entering definitive agreements in respect of the potential divestitures of Continental Insurance and/or DBM Global, reducing HC2’s leverage and related interest expense at the holding company level generally and with the net proceeds of such divestitures, reducing corporate overhead, growth opportunities at HC2’s Broadcasting and Energy businesses and unlocking value at HC2’s Life Sciences segment. Such statements are based on the beliefs and assumptions of HC2’s management and the management of HC2’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent statements and reports filed with the SEC, including in our reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions, including the ability of HC2 and its subsidiaries to raise capital; the ability of HC2’s subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2’s common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; activities by activist stockholders, including a proxy contest, consent solicitation or any unsolicited takeover proposal; effects of litigation, indemnification claims and other contingent liabilities; changes in regulations and tax laws; the risks and uncertainties associated with, and resulting from, the COVID-19 pandemic; and risks that may affect the performance of the operating subsidiaries and portfolio companies of the Company. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication.

You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date hereof, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information and Where to Find It

HC2 plans to file a proxy statement (the “2020 Proxy Statement”), together with a WHITE proxy card, with the SEC, in connection with the solicitation of proxies for the Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE 2020 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT HC2 FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders will be able to obtain, free of charge, copies of the 2020 Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by HC2 with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at HC2’s website (http://ir.hc2.com) or by contacting Okapi Partners LLC by phone at (877) 629-6355, by email at info@okapipartners.com or by mail at 1212 Avenue of the Americas, 24th Floor, New York, New York 10036.

Participants in the Solicitation

HC2, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies and consent revocation cards from stockholders in connection with the Annual Meeting. Additional information regarding the identity of these potential participants, none of whom (other than Philip A. Falcone, HC2’s President and Chief Executive Officer) owns in excess of one percent (1%) of HC2’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2020 Proxy Statement and other materials to be filed with the SEC in connection with the Annual Meeting. Information relating to the foregoing can also be found in HC2’s definitive proxy statement for its 2019 annual meeting of stockholders (the “2019 Proxy Statement”), filed with the SEC on April 29, 2019. To the extent holdings of HC2’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2019 Proxy Statement, such information has been or will be reflected on Statements of Ownership and Change in Ownership on Forms 3 and 4 filed with the SEC.